UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 23, 2024

Bluejay Diagnostics, Inc.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-41031	47-3552922
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

360 Massachusetts Avenue, Suite 203

Acton, MA 01720

(Address of principal executive offices and zip code)

(844) 327-7078

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BJDX	The Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 23, 2024, the Company held a Special Meeting of Stockholders (the “Special Meeting”). As of September 9, 2024, the record date for the Special Meeting, there were 25,182,946 shares of the Company’s common stock issued and outstanding and entitled to vote on the proposal presented at the Special Meeting, of which 6,958,210, or 42.0%, were present in person or represented by proxy, which constituted a quorum. Shareholders were entitled to one vote for each share of common stock held. Proposal 2, the proposal to approve one or more adjournments to the meeting, if necessary or appropriate, was not voted or acted on at the Special Meeting.

Set forth below are the final voting results for the proposal submitted to a vote of the Company’s stockholders at the Special Meeting:

Proposal 1. Approval and adoption of an amendment to the Company’s amended and restated certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock - The Company’s stockholders approved and adopted an amendment to the Company’s certificate of incorporation to effect a reverse stock split of all of the Company’s outstanding shares of common stock by one of several fixed ratios between 1-for-20 and 1-for-50 (the “Reverse Stock Split”). The voting results for the proposal were as follows:

Votes For	Votes Against	Abstain
5,358,166	1,487,443	112,601

The final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split is to be determined in the sole discretion of the Board and without further action by the Company’s stockholders. The Board is considering whether to proceed with implementation of the reverse stock split, including the timing and ratio thereof.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bluejay Diagnostics Inc.

By:	/s/ Neil Dey
Neil Dey
President and Chief Executive Officer

Dated: October 24, 2024

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